                                                                     Exhibit 3.1

                       The Commonwealth of Massachusetts


                             MICHAEL JOSEPH CONNOLLY
                               Secretary of State
                                                          FEDERAL IDENTIFICATION
_________                     ONE ASHBURTON PLACE            NO. 04-2114473
Examiner                      BOSTON, MASS. 02108


                                   ARTICLES OF
                  MERGER OF PARENT AND SUBSIDIARY CORPORATIONS
               PURSUANT TO GENERAL LAWS, CHAPTER 156B, SECTION 82


       The fee for filing this certificate is prescribed by General Laws,
                           Chapter 156B, Section 114.
             Make check payable to the Commonwealth of Massachusetts

                                     * * * *

We, James Bickman and Norman B. Asher President* and Clerk* of Stocker & Yale, Inc. name of corporation organized under the laws of Massachusetts and herein called the parent corporation, do hereby certify as follows:

      1. That the subsidiary corporation(s) to be merged into the parent corporations are as follows:

                                                 State of        Date of
                Name                           Organization    Organization

         MFE Instruments Corporation          Delaware        February 24, 1983


      2. That the parent corporation owns at least ninety percent of the outstanding shares of each class of the stock of each subsidiary corporation to be merged into the parent corporation.

      3. That in the case of each of the above-named corporations the laws of the state of organization, if other than Massachusetts, permit the merger herein provided for and that all action required under the laws of each such state in connection with this merger has been duly taken. (If all the corporations are organized under the laws of Massachusetts and if General Laws, Chapter 156B is applicable to them, then Paragraph 3 may be deleted.)


Delete the inapplicable words. In case the parent corporation is organized under the laws of a state other than Massachusetts, these articles are to be signed by officers having corresponding powers and duties.

      4. That at a meeting of the directors of the parent corporation the following vote, pursuant to subsection (a) of General Laws, Chapter 156B Section 82, was duly adopted:

      RESOLVED:   That pursuant to ss.253 of the Delaware General Corporation
                  Law and ss.82 of the Massachusetts Business Corporation Act,
                  MFE Instruments Corporation be merged with and into the Company (the "Merger"), effective as of the later of the filing of the Articles of Merger with the Secretary of State of the Commonwealth of Massachusetts or the filing of the Certificate of Ownership and Merger with the Secretary of State of the State of Delaware; and that the Company shall assume all of the liabilities and obligations of MFE
                  Instruments Corporation.

      RESOLVED:   That the President and Treasurer of the Company be, and each of them acting singly hereby is authorized (i) to execute a Certificate of Ownership and Merger and to cause the same to be filed with the Secretary of State of the State of Delaware and the office of the Recorder of Deeds in the County of New
                  Castle in the State of Delaware, (ii) to execute Articles of Merger and to cause the same to be filed with the Secretary of State of the Commonwealth of Massachusetts, and (iii) to execute and deliver such other certificates, agreements, instruments or documents, and to take such actions as shall be necessary or advisable in order to effect the Merger, the execution of any such certificates, agreements, instruments or documents and the taking of any such actions to be conclusive evidence of the approval of such officer and the authorization by the Board of Directors.


NOTE: Votes for which the space provided above is not sufficient should be set out on continuation sheets to be numbered 2A, 2B etc. Continuation sheets must have a left-hand margin 1 inch wide for binding. Only one side should be used.

      5. The effective date of the merger as specified in the vote set out under Paragraph 4 is the effective date of the filing of these Articles of Merger with the Secretary of State of the Commonwealth of Massachusetts.

      6. (This Paragraph 6 may be deleted if the parent corporation is organized under the laws of Massachusetts.) The parent corporation hereby agrees that it may be sued in the Commonwealth of Massachusetts for any prior obligation of any subsidiary corporation organized under the laws of Massachusetts with which it has merged, and any obligation hereafter incurred by the parent corporation, including the obligation created by subsection (e) of General Laws, Chapter 156B, Section 82, so long as any liability remains outstanding against the parent corporation in the Commonwealth of Massachusetts and it hereby irrevocably appoints the Secretary of the Commonwealth as its agent to accept service of process for the enforcement of any such obligations, including taxes, in the same manner as provided in Chapter 181.

      IN WITNESS WHEREOF and under the penalties of perjury we have hereto signed our names this 12 day of June, 1989.


                                          /s/ James Bickman       President*
                                          ---------------------


                                          /s/ Norman Asher        Clerk*
                                          ---------------------


* Delete the inapplicable words in case the parent corporation is organized under the laws of a state other than Massachusetts These articles are to be signed by officers having corresponding powers and duties.

                          COMMONWEALTH OF MASSACHUSETTS

            ARTICLES OF MERGER OF PARENT AND SUBSIDIARY CORPORATIONS

                    (GENERAL LAWS, CHAPTER 156B, SECTION 82)


      I hereby approve the within articles of merger of parent and subsidiary corporations and, the filing fee in the amount of $256.00 having been paid, said articles are deemed to have been filed with me this 13th day of June, 1989.


                             MICHAEL JOSEPH CONNOLLY
                               Secretary of State


                         TO BE FILLED IN BY CORPORATION
                         Photo Copy of Merger to Be Sent


            TO:       Conan R. Deady
                      Hale and Dorr
                      60 State Street
                      Boston, MA 02109

            Telephone (617) 742-9100

                                   Copy Mailed

                        The Commonwealth of Massachusetts

_______                                              FEDERAL IDENTIFICATION
Examiner               MICHAEL JOSEPH CONNOLLY       NO. 00-0291594
                         Secretary of State

                        ONE ASHBURTON PLACE          FEDERAL IDENTIFICATION
                        BOSTON, MASS. 02108          NO. 04-2114473

                               ARTICLES OF MERGER*
               PURSUANT TO GENERAL LAWS, CHAPTER 156B, SECTION 78

       The fee for filing this certificate is prescribed by General Laws,
                           Chapter 156B, Section 114.
            Make checks payable to the Commonwealth of Massachusetts.

                                     * * * *

MERGER* OF                            S&Y ACQUISITION CORPORATION
                                      STOCKER & YALE, INC.


                                                  the constituent corporations
                                      into

                                      STOCKER & YALE, INC.
the surviving* corporation.

      The undersigned officers of each of the constituent corporations certify under the penalties of perjury as follows:

      1. An agreement of merger* has been duly adopted in compliance with the requirements of subsections (b) and (c) of General Laws, Chapter 156B, Section 78, and will be kept as provided by subsection (d) thereof. The surviving* corporation will furnish a copy of said agreement to any of its stockholders, or to any person who was a stockholder of any constituent corporation, upon written request and without charge.

      2. The effective date of the merger* determined pursuant to the agreement referred to in paragraph 1 shall be June 14, 1989

      3. (For a merger)

      ** The following amendments to the articles of organization of the SURVIVING corporation to be effected pursuant to the agreement of merger referred to in paragraph 1 are as follows:

                  NONE

      *     Delete the inapplicable words.
      **    If there are no provisions state "NONE."
NOTE:       If the space provided under article 3 is insufficient, additions shall be set forth on separate 8 1/2 x 11 inch sheets of paper, leaving a left hand margin of at least 1 inch for binding. Additions to more than one article may be continued on a single sheet so long as each article requiring each such addition is clearly indicated.

      (For a consolidation)

      (a) The purposes of the RESULTING corporation are as follows:

          N/A

      (b) The total number of shares and the par value, if any, of each class of stock which the resulting corporation is authorized is as follows:

          N/A

      -------------------------------------------------------------------
                        WITHOUT PAR
                           VALUE                WITH PAR VALUE
                      ---------------------------------------------------
                         NUMBER OF       NUMBER OF    PAR      AMOUNT
      CLASS OF STOCK      SHARES          SHARES      VALUE
      -------------------------------------------------------------------
         Preferred                                           $
      -------------------------------------------------------------------

      -------------------------------------------------------------------
          Common
      -------------------------------------------------------------------

      **(c) If more than one class is authorized, a description of each of the different classes of stock with, if any, the preferences, voting powers, qualifications, special or relative rights or privileges as to each class thereof and any series now established.

          N/A

      **(d) Other lawful provisions, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, for restrictions upon the transfer of shares of stock of any class, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:

          N/A


      *     Delete the inapplicable words.

      **    If there are no provisions state "NONE."

NOTE: If the space provided under article 3 is insufficient, additions shall be set forth on separate 8 1/2 x 11 inch sheets of paper, leaving a left hand margin of at least 1 inch for binding. Additions to more than one article may be continued on a single sheet so long as each article requiring each such addition is clearly indicated.

      4. The following information shall not for any purpose be treated as a permanent part of the articles of organization of the surviving* corporation.

            (a) the post office address of the principal office of the surviving* corporation in Massachusetts is:

            Route 128 and Brimbal Avenue, Beverly, MA 01915

            (b) The name, residence and post office address of each of the directors and President, Treasurer, and Clerk of the surviving* corporation is as follows:

                Name               Residence              Post Office Address

President       James Bickman      400 Paradise Road      400 Paradise Road
                                   Swampscott, MA         Swampscott, MA

Treasurer       James Bickman      400 Paradise Road      400 Paradise Road
                                   Swampscott, MA         Swampscott, MA

Clerk           Stuart M. Cable    120 Fulton Street,     120 Fulton Street,
                                   Apt. 3D                Apt. 3D
                                   Boston, MA  02109      Boston, MA  02109

Directors       James Bickman      400 Paradise Road      400 Paradise Road
                                   Swampscott, MA         Swampscott, MA

                Mark W. Blodgett   14 Knollwood Drive     14 Knollwood Drive
                                   Greenwich, CT  06830   Greenwich, CT 06830

      (c) The date adopted on which the fiscal year of the surviving* corporation end is: December 31.

      (d) The date fixed in the by-laws for the Annual Meeting of the stockholders of the surviving* corporation is:

            The Third Tuesday in April of each year

      The undersigned officers of the several constituent corporations listed above further state under the penalties of perjury as to their respective corporations that the agreement of merger* referred to in paragraph 1 has been duly executed on behalf of such corporation and duly approved by the stockholders of such corporation in the manner required by General Laws, Chapter 156B, Section 78.

                                          /s/  Mark W. Blodgett      President*
                                          ------------------------
                                                Mark W. Blodgett

                                          /s/  Stuart M. Cable       Clerk*
                                          ------------------------
                                                Stuart M. Cable

of S&Y ACQUISITION CORPORATION
                        (name of constituent corporation)

                                          /s/  James Bickman         President*
                                          ------------------------
                                                James Bickman

                                          /s/  Stuart M. Cable       Clerk*
                                          ------------------------
                                                Stuart M. Cable

of STOCKER & YALE, INC.
                        (name of constituent corporation)

*Delete the inapplicable words.

                        THE COMMONWEALTH OF MASSACHUSETTS

                               ARTICLES OF MERGER*

                    (General Laws, Chapter 156B, Section 78)


      I hereby approve the within articles of merger* and, the filing fee in the amount of $ 250.00 having been paid, said articles are deemed to have been filed with me this 14th day of June, 1989.

Effective Date

                                          MICHAEL JOSEPH CONNOLLY
                                          Secretary of State


                         TO BE FILLED IN BY CORPORATION
                   Photocopy of Articles of Merger To Be Sent


            TO:         Stuart M. Cable, Esq.
                        Goodwin, Procter & Hoar
                        Exchange Place
                        Boston, MA  02109
            Telephone   (617) 570-1000

                                                                     Copy Mailed

*Delete the inapplicable words.

                        The Commonwealth of Massachusetts

                             MICHAEL JOSEPH CONNOLLY
                               Secretary of State         FEDERAL IDENTIFICATION
                               ONE ASHBURTON PLACE        NO.04-2114473
                               BOSTON, MASS. 02108

                        RESTATED ARTICLES OR ORGANIZATION

                     General Laws, Chapter 156B, Section 74

      This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the restated articles of organization. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

                                   ------------

      We,             Mark W. Blodgett                  ,   President and
                      Stuart M. Cable                         , Clerk of


                              STOCKER & YALE, INC.
------------------------------------------------------------------------------
                              (Name of Corporation)

located at Route 128 and Brimbal Avenue,  Beverly, Massachusetts 01915
------------------------------------------------------------------------------

do hereby certify that the following restatement of the articles of organization of the corporation was duly adopted by consent in lieu of joint special meeting of stockholders and directors dated June 14, 1989, by vote of

166,668     shares   Common Stock  out of  166,668  shares outstanding,
            of
                     (Class of
                     Stock)

            shares                 out              shares outstanding, and
            of                     of
                     (Class of
                     Stock)

            shares                 out              shares outstanding, and
            of                     of

                     (Class of
                     Stock)

being at lest two-thirds of each class of stock outstanding and entitled to vote and of each class or series of stock adversely affected thereby:

      1.    The name by which the corporation shall be known is:

            STOCKER & YALE, INC.

      2.    The purposes for which the corporation is formed are as follows:

            To design, manufacture, assemble and market measuring and inspection instruments and machine components and accessories; and

            To carry on any other service, business operation or activity which may be lawfully carried out by a corporation organized under the Business Corporation Law of The Commonwealth of Massachusetts.

Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one article may be continued on a single sheet so long as each article requiring each such addition is clearly indicated.

      3. The total number of shares and the par value, if any, of each class of stock which the corporation is authorized to issue is as follows:

                       WITHOUT PAR VALUE             WITH PAR VALUE
                       -----------------             --------------
   CLASS OF STOCK       NUMBER OF SHARES    NUMBER OF SHARES     PAR VALUE
   --------------       ----------------    ----------------     ---------

Preferred                     NONE                NONE

Common                        NONE              6,000,000           $.01

      4. If more than one class is authorized, a description of each of the different classes of stock with, if any, the preferences, voting powers, qualifications, special or relative rights or privileges as to each class thereof and any series now established:

                                      NONE


      5. The restrictions, if any, imposed by the articles of organization upon the transfer of shares of stock of any class are as follows:

                                      NONE


      6. Other lawful provisions, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:

                 See attached ARTICLE 6. OTHER LAWFUL PROVISIONS


* If there are no such provisions, state "None."

      We further certify that the foregoing restated articles of organization effect no amendments to the articles of organization of the corporation as heretofore amended, except amendments to the following articles 2, 3, 4, 5 and 6.

      (*If there are no such amendments, state "None".)

                   Briefly describe amendments in space below:

ARTICLE 2.  -  Deleted in its entirety and replaced with Amended ARTICLE 2.
               herein.

ARTICLE 3.  -  Provision for Class A Common Stock is eliminated and the par value of the Common Stock is reduced from $1.00 per share to $.01 per share.

ARTICLE 4.  -  Deleted in its entirety.

ARTICLE 5.  -  Deleted in its entirety.

ARTICLE 6.  -  Deleted in its entirety and replaced with Amended ARTICLE 6.
               herein.


      IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names to fourteenth day of June in the year 1989


/s/  Mark W. Blodgett                                             President
------------------------------------------------------------

/s/  Stuart M. Cable                                              Clerk
------------------------------------------------------------

                              STOCKER & YALE, INC.


ARTICLE 6. OTHER LAWFUL PROVISIONS

ARTICLE 6(a). LIMITATION OF LIABILITY OF DIRECTORS

      No director of this Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director notwithstanding any provision of law imposing such liability; provided, however, that this Article shall not eliminate or limit any liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Sections 61 or 62 of the Massachusetts Business Corporation Law, or (iv) with respect to any transaction from which the director derived an improper personal benefit.

      No amendment or repeal of this Article shall adversely affect the rights and protection afforded to a director of this Corporation under this Article for acts or omissions occurring prior to such amendment or repeal.

ARTICLE 6(b). INDEMNIFICATION

      1. Definitions. For purposes of this Article

            (a) A "Director" or "Officer" means any person serving as a director of this Corporation or in any other office filled by appointment or election by the directors or the stockholders and also includes (i) a Director or Officer of the Corporation serving at the request of the Corporation as a director, officer, employee, trustee, partner or other agent of another organization, and
(ii) any person who formerly served as a Director or Officer;

            (b) "Expenses" means (i) all expenses (including attorneys' fees and disbursements) actually and reasonably incurred in defense of a Proceeding, in being a witness in a Proceeding, or in successfully seeking indemnification under this Article, (ii) such expenses incurred in connection with a Proceeding initiated by a Director or Officer as may be approved by the Board of Directors, and (iii) any judgments, awards, fines or penalties paid by a Director or Officer in connection with a Proceeding or reasonable amounts paid in settlement of a Proceeding; and

            (c) A "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, and any claim which could be the subject of a Proceeding.

      2. Right to Indemnification. Except as limited by law, this Corporation shall indemnify its Directors and Officers against all Expenses incurred by them in connection with any Proceedings in which they are involved as a result of their service as a Director or Officer, except that (i) no indemnification shall be provided for any Director or Officer regarding a matter as to which it shall be determined pursuant to Section 5 of this Article or adjudicated that he did not act in good faith and in the reasonable belief that his action was in the best interests of this Corporation, or with respect to a criminal matter, that he had reasonable cause to believe that his conduct was unlawful, and (ii) no indemnification shall be provided for any Director or Officer with respect to any Proceeding by or in the right of this Corporation or alleging that a Director or Officer received an improper personal benefit if he is adjudged liable to this Corporation in such Proceeding or, in the absence of such an adjudication, if he is determined to be ineligible for indemnification under the circumstances pursuant to Section 5 of this Article; provided, however, that indemnification of Expenses incurred by a Director or Officer in successfully defending a Proceeding alleging that he received an improper personal benefit as a result of his status as such may be paid if and to the extent authorized by the Board of Directors.

      3. Settled Proceedings. If a Proceeding is compromised or settled in a manner which imposes any liability or obligation upon a Director or Officer, (i) no indemnification shall be provided to him with respect to a Proceeding by or in the right of this Corporation unless a court having jurisdiction determines that indemnification is reasonable and proper under the circumstances, and (ii) no indemnification shall be provided to him with respect to any other type of Proceeding if it is determined pursuant to Section 5 of this Article on the basis of the circumstances known at that time (without further investigation) that said Director or Officer is ineligible for indemnification.

      4. Advance Payments. Except as limited by law, Expenses incurred by a Director or Officer in defending any Proceeding, including a Proceeding by or in the right of this Corporation, shall be paid by this Corporation to said Director or Officer in advance of final disposition of the Proceeding upon receipt of his written undertaking to repay such amount if he is determined pursuant to Section 5 of this Article or adjudicated to be ineligible for indemnification, which undertaking shall be an unlimited general obligation but need not be secured and may be accepted without regard to the financial ability of such person to make repayment; provided, however, that no such advance payment of Expenses shall be made if it is determined pursuant to Section 5 of this Article on the basis of the circumstances known at that time (without further investigation) that said Director or Officer is ineligible for indemnification.

      5. Determinations; Payments. The determination of whether a Director or Officer is eligible or ineligible for indemnification under this Article shall be made in each instance by (a) a majority of the Directors or a committee thereof who are not parties to the Proceeding in question, (b) independent legal counsel appointed by a majority of such Directors, or if there are none, by a majority of the Directors in office, or (c) a majority vote of the stockholders who are not parties to the Proceeding in question. Notwithstanding the foregoing, a court having jurisdiction (which need not be the court in which the Proceeding in question was brought) may grant or deny indemnification in each instance under the provisions of law and this Article. The Corporation shall be obliged to pay indemnification applied for by a Director or Officer unless there is an adverse determination (as provided above) within 45 days after the application. If indemnification is denied, the applicant may seek an independent determination of his right to indemnification by a court, and in such event this Corporation shall have the burden of proving that the applicant was ineligible for indemnification under this Article.

      6. Insurance. The Corporation shall have power to purchase and maintain insurance on behalf of any agent, employee, director or officer against any liability or cost incurred by him in any such capacity or arising out of his status as such, whether or not this Corporation would have power to indemnify him against such liability or cost.

      7. Responsibility With Respect to Employee Benefit Plan. If this Corporation or any of its Directors or Officers sponsors or undertakes any responsibility as a fiduciary with respect to an employee benefit plan, then for purposes of indemnification of such persons under this Article (i) a "Director" or "Officer" shall be deemed to include any Director or Officer of this Corporation who serves at its request in any capacity with respect to said plan,
(ii) such Director or Officer shall not be deemed to have failed to act in good faith in the reasonable belief that his action was in the best interests of the Corporation if he acted in good faith in the reasonable belief that his action was in the best interests of the participants or beneficiaries of said plan, and
(iii) "Expenses" shall be deemed to include any taxes or penalties imposed on such Director or Officer with respect to said plan under applicable law.

      8. Heirs and Personal Representatives. The indemnification provided by this Article shall inure to the benefit of the heirs and personal representatives of a Director or Officer.

      9. Non-Exclusivity. The provisions of this Article shall not be construed to limit the power of this Corporation to indemnify its Directors or Officers to the full extent permitted by law or to enter into specific agreements, commitments or arrangements for indemnification permitted by law. In addition, this Corporation shall have power to indemnify any of its agents or employees who are not Directors or Officers on any terms not prohibited by law which it deems to be appropriate. The absence of any express provision for indemnification herein shall not limit any right of indemnification existing independently of this Article.

      10. Amendment. The provisions of this Article may be amended or repealed by the stockholders only; however, no amendment or repeal of such provisions which adversely affects the rights of a Director or Officer under this Article with respect to his acts or omissions at any time prior to such amendment or repeal, shall apply to him without his consent.

ARTICLE 6(c). TRANSACTIONS WITH INTERESTED PERSONS

      1. Unless entered into in bad faith, no contract or transaction by this Corporation shall be void, voidable or in any way affected by reason of the fact that it is with an Interested Person.

      2. For the purposes of this Article, "Interested Person" means any person or organization in any way interested in this Corporation whether as an officer, director, stockholder, employee or otherwise, and any other entity in which any such person or organization or this Corporation is in any way interested.

      3. Unless such contract or transaction was entered into in bad faith, no Interested Person, because of such interest, shall be liable to this Corporation or to any other person or organization for any loss or expense incurred by reason of such contract or transaction or shall be accountable for any gain or profit realized from such contract or transaction.

      4. The provisions of this Article shall be operative notwithstanding the fact that the presence of an Interested Person was necessary to constitute a quorum at a meeting of directors or stockholders of this Corporation at which such contract or transaction was authorized or that the vote of an Interested Person was necessary for the authorization of such contract or transaction.

ARTICLE 6(d). STOCKHOLDERS' MEETINGS

      Meetings of Stockholders of this Corporation may be held anywhere in the United States.

ARTICLE 6(e). AMENDMENT OF BY-LAWS

      The By-Laws may provide that the Board of Directors as well as the stockholders may make, amend or repeal the By-Laws of this Corporation, except with respect to any provision thereof which by law, by these Articles or by the By-Laws requires action by the stockholders.

ARTICLE 6(f). ACTING AS A PARTNER

      This Corporation may be a partner in any business enterprise which it would have power to conduct by itself.

                        THE COMMONWEALTH OF MASSACHUSETTS


                        RESTATED ARTICLES OF ORGANIZATION
                    (GENERAL LAWS, CHAPTER 156B, SECTION 74)


      I hereby approve the within restated articles of organization and, the filing fee in the amount of $ having been paid, said articles are deemed to have been filed with me this fourteenth day of June , 1989 .

                                          MICHAEL JOSEPH CONNOLLY
                                            Secretary of State


                         TO BE FILLED IN BY CORPORATION

           PHOTO COPY OF RESTATED ARTICLES OF ORGANIZATION TO BE SENT

            TO:         Stuart M. Cable, Esq.
                        Goodwin, Procter & Hoar
                        Exchange Place
                        Boston, Massachusetts  02109
            Telephone   (617) 570-1000

                                                                     Copy Mailed

                        The Commonwealth of Massachusetts

                             MICHAEL JOSEPH CONNOLLY
                               Secretary of State

                                                          FEDERAL IDENTIFICATION
_________                 ONE ASHBURTON PLACE
Examiner                  BOSTON, MASS.  02108            NO. 04-2114473

                                   ARTICLES OF
                  MERGER OF PARENT AND SUBSIDIARY CORPORATIONS
               PURSUANT TO GENERAL LAWS, CHAPTER 156B, SECTION 82


       The fee for filing this certificate is prescribed by General Laws,
                           Chapter 156B, Section 114.
             Make check payable to the Commonwealth of Massachusetts

                                     * * * *

We, Mark W. Blodgett and Stuart M. Cable President*and
Clerk* of Stocker & Yale, Inc.
                               name of corporation

organized under the laws of Massachusetts and herein called the parent corporation, do hereby certify as follows:

      1. That the subsidiary corporation(s) to be merged into the parent corporations are as follows:

Name                          State of Organization   Date of Organization

Stocker & Yale                MA                      April 14, 1982
  Securities Corporation


      2. That the parent corporation owns at least ninety percent of the outstanding shares of each class of the stock of each subsidiary corporation to be merged into the parent corporation.

      3. That in the case of each of the above-named corporations the laws of the state of organization, if other than Massachusetts, permit the merger herein provided for and that all action required under the laws of each such state in connection with this merger has been duly taken. (If all the corporations are organized under the laws of Massachusetts and if General Laws, Chapter 156B is applicable to them, then Paragraph 3 may be deleted.)


Delete the inapplicable words. In case the parent corporation is organized under the laws of a state other than Massachusetts these articles are to be signed by officers having corresponding powers and duties.

      4. That by unanimous written consent of the directors of the parent corporation the following vote, pursuant to subsection (a) of General Laws, Chapter 156B Section 82, was duly adopted:

VOTED: That the Corporation merge with and into itself its wholly-owned subsidiary known as Stocker & Yale Securities Corporation, and that the Corporation be the surviving entity.


NOTE: Votes for which the space provided above is not sufficient should be set out on continuation sheets to be numbered 2A, 2B, etc. Continuation sheets must have a left-hand margin 1 inch wide for binding. Only one side should be used.

      5. The effective date of the merger as specified in the vote set out under Paragraph 4 is the date of filing of these Articles of Merger

      IN WITNESS WHEREOF and under the penalties of perjury we have hereto signed our names this 20th day of June, 1990.


                                          /s/  Mark W. Blodgett      President*
                                          ------------------------
                                                Mark W. Blodgett

                                          /s/  Stuart M. Cable       Clerk*
                                          ------------------------
                                                Stuart M. Cable


      Delete the inapplicable words. In case the parent corporation is organized under the laws of a state other than Massachusetts these articles are to be signed by officers having corresponding powers and duties.

                          COMMONWEALTH OF MASSACHUSETTS


            ARTICLES OF MERGER OF PARENT AND SUBSIDIARY CORPORATIONS
                    (GENERAL LAWS, CHAPTER 156B, SECTION 82)


      I hereby approve the within articles of merger of parent and subsidiary corporations and, the filing fee in the amount of $250 having been paid, said articles are deemed to have been filed with me this 21st day of June, 1990.

                                          MICHAEL JOSEPH CONNOLLY
                                            Secretary of State


                         TO BE FILLED IN BY CORPORATION
                         Photo Copy of Merger To Be Sent


            TO:         Ingrid Dohler, Senior Legal Assistant
                        Goodwin, Procter & Hoar
                        Exchange Place
                        Boston, MA  02109
            Telephone   (617) 570-1582

                                                      Copy Mailed

                        The Commonwealth of Massachusetts

                                                          FEDERAL IDENTIFICATION
                            MICHAEL JOSEPH CONNOLLY               NO.  042114473
                               Secretary of State

                           ONE ASHBURTON PLACE            FEDERAL IDENTIFICATION
                              BOSTON, MASS.  02108                NO. _________

                               ARTICLES OF MERGER*
               PURSUANT TO GENERAL LAWS, CHAPTER 156B, SECTION 82

       The fee for filing this certificate is prescribed by General Laws,
                           Chapter 156B, Section 114.
             Make check payable to the Commonwealth of Massachusetts

                                     * * * *

MERGER* OF                          Stocker & Yale, Inc.
                                    Brower Exploration Inc.

                                                    the constituent corporations

                              into  Stocker & Yale, Inc.

*one of the constituent corporations* organized under the laws of Massachusetts as specified in the agreement referred to in Paragraph 1 below.

            The undersigned officers of each of the constituent corporations certify under the penalties of perjury as follows:

      1. An agreement of merger has been duly adopted in compliance with the requirements of subsections (b) and (c) of General Laws, Chapter 156B, Section 79, and will be kept as provided by subsection (c) thereof. The surviving corporation will furnish a copy of said agreement to any of its stockholders, or to any person who was a stockholder of any constituent corporation, upon written request and without charge.

      2. The effective date of the merger determined pursuant to the agreement referred to in paragraph 1 shall be upon the filing of the Articles of Merger

      3. (For a merger)
   ** The following amendments to the articles of organization of the SURVIVING corporation have been affected pursuant to the agreement of merger referred to in paragraph 1:
      See attached paragraph 3

            (For a consolidation)

    *Delete the inapplicable words.
   **If there are no provisions state "NONE"

NOTE: If the space provided under article 3 is insufficient, additions shall be set forth on separate 8 1/2 x 11 inch sheets of paper, leaving a left hand margin of at least 1 inch for binding. Additions to more than one article may be continued on a single sheet so long as each article requiring each such addition is clearly indicated.

      4. (This paragraph 4 may be deleted if the surviving corporation is organized under the laws of a state other than Massachusetts.)

The following information shall not for any purpose be treated as a permanent part of the articles of organization of the "surviving" corporation:

      (a) The post office address of the initial principal office of the surviving corporation in Massachusetts is:

                  133 Brimbal Avenue
                  Beverly, MASS  01915

      (b) The name, residence and post office address of each of the initial directors and President, Treasurer and Clerk of the surviving corporation is as follows:

     Name                        Residence                   Post Office Address

President         See attached paragraph 4(b) for initial
                   directors and President, Treasurer and
                       Clerk of surviving corporation

Treasurer

Clerk

Directors

      (c) The date initially adopted on which the fiscal year of the *surviving* corporation ends is: December 31.

      (d) The date initially fixed in the by-laws for the Annual Meeting of stockholders of the resulting* surviving* corporation is: third Tuesday in April


       *Delete the inapplicable words.

     **If there are no provisions state "NONE"

NOTE: If the space provided under article 3 is insufficient, additions shall be set forth on separate 8 1/2 x 11 inch sheets of paper, leaving a left hand margin of at least 1 inch for binding. Additions to more than one article may be continued on a single sheet so long as each article requiring each such addition is clearly indicated.

                                   Paragraph 3

The total number of shares and the par value of each class of stock which the surviving corporation is authorized is as follows:

WITHOUT PAR VALUE STOCKS           WITH PAR VALUE STOCKS

TYPE:             NUMBER OF        TYPE:         NUMBER OF SHARES     Par Value
                  SHARES

COMMON:                None        COMMON:          12,000,000          $.001

PREFERRED:             None        PREFERRED:          None

                                 Paragraph 4(b)

The name, residence and post office address of each of the initial directors and President, Treasurer and Clerk of the surviving corporation is as follows:

               NAME                 RESIDENCE               POST OFFICE ADDRESS
               ----                 ---------               -------------------

President      James Bickman        8 Preston Court         8 Preston Court
                                    Swampscott, MASS        Swampscott, MASS
                                    01907                   01907

Treasurer      Susan Hojer          83 Ann Avenue           83 Ann Avenue
                                    Manchester, NH  03102   Manchester, NH
                                                            03102

Clerk          Stuart M. Cable      120 Fulton Street       120 Fulton Street
                                    Boston, MASS  02109     Boston, MASS  02109

Directors      Mark W. Blodgett     37 Chestnut Street      37 Chestnut Street
                                    Salem, MASS  01970      Salem, MASS  01970

               James Bickman        8 Preston Court         8 Preston Court
                                    Swampscott, MASS        Swampscott, MASS
                                    01907                   01907

               Clifford Abbey       1150 Greenwich          1150 Greenwich
                                    San Francisco, CA       San Francisco, CA
                                    94109                   94109

               Robert G.            6036 Gleneagles Drive   6036 Gleneagles
               Atkinson             W. Vancouver, BC        Drive
                                    Canada V7W 1W2          W. Vancouver, BC
                                                            Canada V7W 1W2

               Lawrence W.          1548 Point Pleasure     1548 Point Pleasure
               Blodgett             Spur Rd.                Spur Rd.
                                    New Richmond, OH        New Richmond, OH
                                    45157                   45157

               Hubert R. Marleau    2 Westmount Sq.         2 Westmount Sq.
                                    Penthouse C             Penthouse C
                                    Westmount, Quebec       Westmount, Quebec
                                    Canada H3Z 2S4          Canada H3Z 2S4

            FOR MASSACHUSETTS CORPORATIONS

      The undersigned President* Vice President* and Clerk* Assistant Clerk* of Stocker & Yale, Inc. a corporation organized under the laws of Massachusetts further state under the penalties of perjury that the agreement of merger* referred to in paragraph 1 has been duly executed on behalf of such corporation and duly approved in the manner required by General Laws, Chapter 156B, Section 79.

                                   /s/  James Bickman President* Vice President*
                                   ------------------

                                   /s/  Stuart M. Cable Clerk* Assistant Clerk*
                                   --------------------

             FOR CORPORATIONS ORGANIZED OTHER THAN IN MASSACHUSETTS

      The undersigned President+ and Secretary-Treasurer++ of Brower Exploration Inc. a corporation organized under the laws of Wyoming further state under the penalties of perjury that the agreement of merger* referred to in paragraph 1, has been duly adopted by such corporation in the manner required by the laws of Wyoming

                                          /s/  William H. W. Atkinson+
                                          -----------------------------------
                                          William H.W. Atkinson
                                          President

                                          /s/  M. Michael Sikula++
                                          ----------------------------------
                                          M. Michael Sikula
                                          Secretary-Treasurer


*Delete the inapplicable words

+ Specify the officer having powers and duties corresponding to those of the President or Vice President of a Massachusetts corporation organized under General Laws, Chapter 156B.

++ Specify the officer having power and duties corresponding to the Clerk or Assistant Clerk of such a Massachusetts corporation.

                          COMMONWEALTH OF MASSACHUSETTS

            ARTICLES OF MERGER OF PARENT AND SUBSIDIARY CORPORATIONS
                    (General Laws, Chapter 156B, Section 82)


      I hereby approve the within articles of merger of parent and subsidiary corporations and, the filing fee in the amount of $6,000 having been paid, said articles are deemed to have been filed with me this 11th day of May 1994.


                                                         MICHAEL JOSEPH CONNOLLY
                                                           Secretary of State


                         TO BE FILLED IN BY CORPORATION
                         Photo Copy of Merger to Be Sent



                        TO:   Evan Jones
                              Goodwin, Procter & Hoar
                              Exchange Place
                              Boston, MA 02109

                    Telephone (617) 570-1582

                                                                     Copy Mailed

                                                                  NO. 04-2114473

__________                       The Commonwealth of Massachusetts
Examiner                              William Francis Galvin
                                   Secretary of the Commonwealth
                       One Ashburton Place, Boston, Massachusetts 02108-1512


                                            ARTICLES OF AMENDMENT
                                  (General Laws, Chapter 156B, Section 72)
__________
Name
Approved       We, James Bickman, *President,
               and Stuart M. Cable, *Clerk,
               of STOCKER & YALE, INC.
                           (Exact name of corporation)

               located at 32 HAMPSHIRE ROAD, SALEM, NH  03079
                (Street address of corporation in Massachusetts)

               certify that these Articles of Amendment affecting articles numbered:

                     Article 3 (SEE AUTHORIZED SHARE TABLE)
          (Number those articles 1, 2, 3, 4, 5 and/or 6 being amended)

               of the Articles of Organization were duly adopted at a meeting held on May 2, 1995, by vote of:

4,982,469   shares of         Common             of   7,899,271.4   shares
---------             --------------------------    --------------- outstanding,
                      (type, class & series, if any)

________    shares of                            of ________________shares
                      --------------------------                    outstanding,
                      (type, class & series, if any)

________    shares of                            of ________________shares
                      --------------------------                    outstanding,
                      (type, class & series, if any)

     C 1**being at least a majority of each type, class or series outstanding and entitled to vote thereon:

     P

     M

    R.A.

----------
P.C.

               *Delete the inapplicable words. **Delete the inapplicable clause. 1For amendments adopted pursuant to Chapter 156B, Section 70. 2For amendments adopted pursuant to Chapter 156B, Section 71.
               Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on one side only of separate 8 1/2 x 11 sheets of paper with a left margin of at least 1 inch. Additions to more than one article may be made on a single sheet so long as each article requiring each addition is clearly indicated..

To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

----------------------------------------------------------------------------------------------
       WITHOUT PAR VALUE STOCKS                             WITH PAR VALUE STOCKS
----------------------------------------------------------------------------------------------
    TYPE         NUMBER OF SHARES         TYPE       NUMBER OF SHARES         PAR VALUE
----------------------------------------------------------------------------------------------
 Common:                               Common:          12,000,000               .001
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
 Preferred:                            Preferred:
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

Change the total authorized to:

----------------------------------------------------------------------------------------------
       WITHOUT PAR VALUE STOCKS                             WITH PAR VALUE STOCKS
----------------------------------------------------------------------------------------------
    TYPE         NUMBER OF SHARES         TYPE       NUMBER OF SHARES         PAR VALUE
----------------------------------------------------------------------------------------------
 Common:                               Common:           2,400,000               .001
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
 Preferred:                            Preferred:
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

Later effective date: _______________________________________.

SIGNED UNDER THE PENALTIES OF PERJURY, this 21st day of December, 1995,

/s/  James Bickman
-------------------------------------------------------------------, *President,
James Bickman

/s/  Stuart M. Cable, Esq.
-----------------------------------------------------------------------, *Clerk.
Stuart M. Cable, Esq.
*Delete the inapplicable words.

                                                          FEDERAL IDENTIFICATION
                                                                  NO. 04-2114473

                        The Commonwealth of Massachusetts
                             William Francis Galvin
                          Secretary of the Commonwealth
              One Ashburton Place, Boston, Massachusetts 02108-1512


                              ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)

      We, Susan A. Sundell, Vice President and Stuart M. Cable, Clerk of Stocker & Yale, Inc., located at 32 Hampshire Road, Salem, New Hampshire 03079 certify that these Articles of Amendment affecting articles numbered 3 of the Articles of Organization were duly adopted at a meeting held on September 17, 1996, by vote of: 1,198,021 shares of Common Stock of 1,712,914.6 shares outstanding, being at least a majority of each type, class or series outstanding and entitled to vote thereon:

      Voted: To increase the amount of authorized common stock to 10,000,000 shares.

      To change the number of shares and the par value of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

      The total presently authorized is:

-------------------------------------------------------------------------------
    WITHOUT PAR VALUE STOCKS                 WITH PAR VALUE STOCKS
-------------------------------------------------------------------------------
    TYPE       NUMBER OF SHARES     TYPE       NUMBER OF SHARES     PAR VALUE
-------------------------------------------------------------------------------
 Common:                         Common            2,400,000          .001
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 Preferred:                      Preferred:
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

      Change the total authorized to:

-------------------------------------------------------------------------------
    WITHOUT PAR VALUE STOCKS                 WITH PAR VALUE STOCKS
-------------------------------------------------------------------------------
    TYPE       NUMBER OF SHARES     TYPE       NUMBER OF SHARES     PAR VALUE
-------------------------------------------------------------------------------
 Common:                         Common           10,000,000          .001
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 Preferred:                      Preferred:
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

Later effective date: _______________________________________.

SIGNED UNDER THE PENALTIES OF PERJURY, this 23rd day of September, 1996.


                  /s/ Susan Sundell         , Vice President
                  --------------------------
                  Susan A. Sundell


                  /s/ Stuart M. Cable                , Clerk
                  -----------------------------------
                  Stuart M. Cable

                        THE COMMONWEALTH OF MASSACHUSETTS

                              ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)


------------------------------------------------------

------------------------------------------------------

I hereby approve the within Articles of Amendment and, the filing fee in the amount of $7,600 having been paid, said articles are deemed to have been filed with me this 24th day of September 1996.


Effective date:
               ---------------------------------------


                           /s/ William Francis Galvin
                             WILLIAM FRANCIS GALVIN
                          Secretary of the Commonwealth


                         TO BE FILLED IN BY CORPORATION
                      Photocopy of document to be sent to:

                        Christine Grant, Legal Assistant
                             Goodwin, Procter & Hoar
                  Exchange Place - Boston, Massachusetts 02109

                                                                  NO. 04-2114473

__________                  The Commonwealth of Massachusetts
Examiner                         William Francis Galvin
                              Secretary of the Commonwealth
                  One Ashburton Place, Boston, Massachusetts 02108-1512


                              ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)
----------
Name
Approved       We, Alain Beauregard, *President,
               and Gary B.. Godin, *Clerk,
               of STOCKER & YALE, INC.,
                           (Exact name of corporation)
               located at 32 HAMPSHIRE ROAD, SALEM, NH  03079,
                (Street address of corporation in Massachusetts)

               certify that these Articles of Amendment affecting articles numbered:

                                      1 & 3
          (Number those articles 1, 2, 3, 4, 5 and/or 6 being amended)

               of the Articles of Organization were duly adopted at a meeting held on May 30, 2000, by vote of:

2,893,801   shares of         Common             of   3,821,476   shares
---------             --------------------------    ------------- outstanding,
                      (type, class & series, if any)

________    shares of                            of _____________ shares
                      --------------------------                  outstanding,
                      (type, class & series, if any)

________    shares of                            of _____________ shares
                      --------------------------                  outstanding,
                      (type, class & series, if any)

      C 1**being at least a majority of each type, class or series outstanding and entitled to vote thereon:

      P        Voted: To change the name of the Corporation to
                      "StockerYale, Inc."

      M
               Voted: To increase the amount of authorized common stock to 20,000,000 shares.
    R.A.


__________
P.C.

               *Delete the inapplicable words. **Delete the inapplicable clause. 1For amendments adopted pursuant to Chapter 156B, Section 70. 2For amendments adopted pursuant to Chapter 156B, Section 71.
               Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on one side only of separate 8 1/2 x 11 sheets of paper with a left margin of at least 1 inch. Additions to more than one article may be made on a single sheet so long as each article requiring each addition is clearly indicated..

To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

----------------------------------------------------------------------------------------------
       WITHOUT PAR VALUE STOCKS                        WITH PAR VALUE STOCKS
----------------------------------------------------------------------------------------------
    TYPE         NUMBER OF SHARES         TYPE       NUMBER OF SHARES         PAR VALUE
----------------------------------------------------------------------------------------------
 Common:                               Common:          10,000,000              $.001
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
 Preferred:                            Preferred:
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

Change the total authorized to:

----------------------------------------------------------------------------------------------
       WITHOUT PAR VALUE STOCKS                        WITH PAR VALUE STOCKS
----------------------------------------------------------------------------------------------
    TYPE         NUMBER OF SHARES         TYPE       NUMBER OF SHARES         PAR VALUE
----------------------------------------------------------------------------------------------
 Common:                               Common:          20,000,000              $.001
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
 Preferred:                            Preferred:
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

Amend the Restated Articles of Organization as follows:

      ARTICLE I

      The name of the corporation is:

      STOCKERYALE, INC.


      The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

      Later effective date: _______________________________________.

      SIGNED UNDER THE PENALTIES OF PERJURY, this _________ day of June, 2000,

      /s/  Alain Beauregard
      -------------------------------------------------------------, *President,


      /s/  Gary B. Godin
      -----------------------------------------------------------------, *Clerk.

   *Delete the inapplicable words.

                        THE COMMONWEALTH OF MASSACHUSETTS

                              ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)


            ------------------------------------------------------

            ------------------------------------------------------

            I hereby approve the within Articles of Amendment and, the filing fee in the amount of $10,100 having been paid, said articles are deemed to have been filed with me this 9th day of June 2000.


            Effective date:
                           ---------------------------------------


                           /s/ William Francis Galvin
                             WILLIAM FRANCIS GALVIN
                          Secretary of the Commonwealth


                         TO BE FILLED IN BY CORPORATION
                      Photocopy of document to be sent to:

                                Margaret A. Carey
                           Goodwin, Procter & Hoar LLP
                   Exchange Place, Boston, Massachusetts 02109